SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               _________________


                                    Form 8-K

                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 August 13, 1997
                                (Date of Report)





                          CREATIVE HOST SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 000-22845


         California                                    33-0169494
(State or Other Jurisdiction               (IRS Employer Identification No.)
      of Incorporation)


                         6335 Ferris Square, Suites G-H
                           San Diego, California 92128
                    (Address of Principal Executive Offices)


                                 (619) 587-7300
                          (Registrant's Telephone No.)




                                                   Exhibit Index on Page 4 of 5

Item 5.  Other Events.
Item 6.  Resignations of Registrant's Directors.

     On August 13, 1997, Fred R. Kaplan resigned as Chief Financial Officer and as a director of Creative Host Services, Inc. for personal reasons. Mr. Kaplan has entered into a four month consulting agreement with the Company to provide financial consulting services.

     The text of a press release dated August 13, 1997 announcing the resignation is attached as an exhibit and is incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 1997                 CREATIVE HOST SERVICES, INC.



                                        By: /s/ Sayed Ali
                                           ------------------------------------
                                            Sayed Ali
                                            Chief Executive Officer

                                  EXHIBIT INDEX


                                                                 Sequentially
Exhibit Number               Description                         Numbered Page

    20.1          Text of press release dated August 13, 1997           5